(Logo)
Chase Vista Funds

THE GROWTH FUND OF WASHINGTON

Semi-Annual Report
June 30, 1998

(Logo)
THE GROWTH FUND OF WASHINGTON

Fund results in this letter were computed without a sales charge. Here are the total and average annual compound returns for the following periods ended June 30, 1998 on a $1,000 investment at the 5.75% maximum sales charge with all distributions reinvested: 10 years: +261.08%, or +13.70% a year; 5 years: +123.77%, or +17.48% a year; and 12 months: +24.22%. Sales charges are lower for accounts of $100,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS. FOR EXAMPLE, THOSE WHICH INCLUDE COMMON STOCKS ARE AFFECTED BY FLUCTUATING STOCK PRICES, SO YOU MAY GAIN OR LOSE MONEY BY INVESTING IN THE FUND. ACCORDINGLY, INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT PERSPECTIVE. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY - OTHER AGENCY, ENTITY OR PERSON.

Fellow Shareholders

The Growth Fund of Washington continued its upward momentum during the first half of 1998. The Fund paid a 3-cent per share dividend on June 22 to shareholders of record at the opening of business on June 19th. The Fund's net asset value rose to $29.22 on June 30, 1998 from $26.09 on December 31, 1997, an increase of 12.11% with the June dividend taken in shares. For the same period, the total return on the unmanaged Standard & Poor's 500 Composite Index increased by 17.72%. At midyear, the weighted average price-earnings multiple for the Fund's holdings was approximately
18.3 times 1998 estimated earnings, or about 23% less than the S&P 500's multiple of about 23.9 times.

During this same six-month period, the financial markets have been focused on the strength of the domestic economy, inflation and the slowdown in Asian economies. The extraordinary focus on the latest economic news has created greater volatility within these financial markets.

On June 30, 1998, The Growth Fund of Washington held securities of 32 companies in 13 industry groups. The Fund's five largest holdings, representing 43.63% of net assets were Freddie Mac (11.54%); Fannie Mae (10.91%); The Washington Post Co., Class B (8.06%); Lockheed Martin Corp. (7.20%); and First Union Corporation (5.92%).

Since the first of the year, eight companies were added to the Fund's portfolio: Columbia Energy Group, a utility holding company based in Reston, Virginia, is engaged in all phases of the natural gas business; COMSAT Corp., a telecommunications company based in Bethesda, Maryland, is a global provider of satellite services; EXCEL Communications, Inc., a long-distance carrier headquartered outside the region, is the fifth largest long-distance company in the country; LCC International, Inc., a McLean, Virginia-based telecommunications company, provides products and services to the wireless industry; NEXTEL Communications, Inc., also based in McLean, provides services to the wireless telecommunications industry; Roanoke Gas Co. is a retailer of natural gas and propane based in Roanoke, Virginia; Sunrise Assisted Living, Inc., providing housing and 24-hour support services to the elderly, is based in Fairfax, Virginia; and United Payors & United Providers, Inc., a Rockville, Maryland-based company that serves as an intermediary on behalf of indemnity insurance companies, third-party administrators and self-insured unions to produce cost savings and other benefits.

In addition, the separate acquisitions of two Fund holdings were completed and replaced with shares of two new companies: American Tower Corp. and Qwest Communications International, Inc. American Tower is a spin off by CBS's acquisition of American Radio Systems Corporation; and Qwest Communications acquired LCI International, Inc.

The Growth Fund of Washington eliminated the following holdings during this period: Allied Capital Corporation; Jackson Hewitt, Inc.; Prime Retail, Inc.; and UOL Publishing, Inc.

The Fund's holdings of Giant Food, Inc. were partially reduced prior to finalization of the tender offer by Koninklijke Ahold N.V. of The
Netherlands, which is expected later this year.

Prospects remain bright for the regional economy, which currently mirrors the national economy, with reasonable growth and inflation under control. Consolidation activity in the banking industry continued during the first half, especially in April when NationsBank Corporation, a Fund holding, and BankAmerica Corp. announced a merger to close in September of this year. Activity also increased in the telecommunications industry during this period. Your Fund has benefited in this area from its holdings in Qwest and EXCEL.

Since mid July, concerns about softer earnings and continued anxiety about Asian economies have contributed to a period of marked volatility. As of August 6, the most-recent date for which information is available before this report goes to press, The Growth Fund of Washington was up 9.0% year-to-date (versus 13.3% for the S&P 500). The Growth Fund of Washington's lower than average price-earnings ratio should provide some downside protection. We encourage you to maintain a long-term perspective toward your holdings.

We welcome your comments, as always, and look forward to reporting to you again in six months.

Sincerely,

(SIGNATURES)

James H. Lemon, Jr.           Harry J. Lister
Chairman                      President

August 14, 1998

Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                   Number
Industry                                                             of        Market   Percent of
Group            Securities<F1>                                    Shares       Value   Net Assets
Aerospace        Lockheed Martin Corp.                           48,563 $  5,141,608      7.20%
                 Bethesda-based defense/aerospace company
                 that also designs and services communication
                 and information systems.

Banking          Capital One Financial Corp.                    31,000     3,849,812      5.39
                 Northern Virginia-based general purpose
                 credit card issuer, with $15 billion in
                 managed loans.

                 Crestar Financial Corp.                         62,000    3,382,875      4.74
                 Richmond-based bank holding company
                 with approximately $26.2 billion in assets.

                 First Union Corporation                         72,600    4,228,950      5.92
                 The sixth largest bank holding company in
                 the country serving 16 million corporate
                 and retail customers in investment and
                 mortgage banking.

                 NationsBank Corporation                         44,400    3,396,600      4.76
                 A multi-bank holding company with
                 operations in many states and Washington,
                 DC with $308 billion in assets.

                 Provident Bankshares Corporation                52,147    1,538,336      2.15
                 Baltimore-based bank holding company for
                 Provident Bank.
                 TOTAL                                                    16,396,573     22.96

Biotechnology    Human Genome Sciences, Inc.<F2>                 20,000      713,750      1.00
                 Rockville, Maryland-based leader in gene
                 sequencing, with licensing agreements for
                 therapeutic and diagnostic product
                 development.

Computer         American Management Systems, Inc.<F2>           44,000    1,317,250      1.84
Services &       Northern Virginia-based leading supplier
Hardware         of information technologies.
                 MICROS Systems, Inc.<F2>                        31,000    1,025,906      1.44
                 Maryland-based manufacturer and marketer
                 of systems and software for the hospitality
                 industry.
                 TOTAL                                                     2,343,156      3.28

Financial        Fannie Mae                                     128,320  $ 7,795,440     10.91%
Services         Washington, DC-based, the largest
                 residential mortgage funding operation
                 through the secondary market

                 Freddie Mac                                    175,200    8,245,350     11.54
                 Northern Virginia-based company which
                 purchases, securitizes and guarantees
                 mortgages.

                 SLM Holding Corp.                               17,500      857,500      1.20
                 Washington, DC-based, the largest source
                 of funding and servicing of education loans.
                 TOTAL                                                    16,898,290     23.65

Health Services  Sunrise Assisted Living, Inc. <F2>              10,000      343,750       .48
                 Fairfax, Virginia-based provider of housing
                 and 24-hour support services to the elderly.

                 Trigon Healthcare, Inc.<F2>                     31,700    1,147,144      1.61
                 Richmond-based managed health care
                 company serving approximately 2 million
                 members.

                 United Payors & United Providers, Inc.<F2>      30,000      678,750       .95
                 Rockville-based intermediary for
                 discounted medical services.
                 TOTAL                                                     2,169,644      3.04

Manufacturing    The Black & Decker Corp.                        10,000      610,000       .85
                 Maryland-based maker of a wide range of
                 products sold to residential and commercial
                 markets in over 100 countries.

                 Danaher Corp.                                   50,000    1,834,375      2.57
                 Washington, DC-based manufacturer of
                 hand tools, transportation equipment, and
                 process & environmental controls.

                 Harman International Industries, Inc.           15,750      606,375       .85
                 Washington, DC-based specialty
                 manufacturer of electronic and audio
                 components.
                 TOTAL                                                     3,050,750      4.27

Publishing &     The Washington Post Co., Class B                10,000 $  5,760,000      8.06%
Communications   Washington, DC-based company that
                 publishes "The Washington Post" and
                 "Newsweek"; owns several TV stations
                 and over 50 cable TV systems.

Retail           Circuit City Stores, Inc.                       35,000    1,640,625      2.30
                 Richmond-based retailer of audio, video and
                 brand name consumer electronic products,
                 and has a presence in the used car market
                 through CarMax.

                 Giant Food, Inc., Class A                       13,800      594,263       .83
                 Landover, Maryland-based company which
                 operates over 175 supermarkets and
                 pharmacies  in the mid-Atlantic region,
                 including Washington, DC.
                 TOTAL                                                     2,234,888      3.13

Telecommuni-     American Tower Corp.<F2>                        53,500    1,334,156      1.87
cations          Owns and operates more than 1,800
                 wireless communication towers in 39
                 states and Washington, DC.

                 Bell Atlantic Corp.                             56,000    2,555,000      3.58
                 Holding company for the mid-Atlantic
                 telephone companies serving a multi-state
                 area and Washington, DC.

                 COMSAT Corp.                                    15,000      424,688       .59
                 Bethesda-based global provider of satellite
                 services, digital networking services and
                 technology.

                 EXCEL Communications, Inc.<F2>                  35,000      802,813      1.12
                 The fifth largest long-distance company in
                 the country, offering subscribers a variety
                 of communication products & services.

                 LCC International, Inc.<F2>                     15,000      277,500       .39
                 McLean-based provider of radio frequency
                 engineering, network design products and
                 services to the wireless telecommunications
                 industry.

                 NEXTEL Communications, Inc.<F2>                 10,000      248,750       .35
                 McLean-based provider of digital and analog
                 wireless communication services in the U.S.

                 Qwest Communications International, Inc.<F2>    34,983 $  1,220,032      1.71%
                 Nation's fourth largest long-distance
                 company and a multimedia communications
                 company serving over 2 million customers.
                 TOTAL                                                     6,862,939      9.61

Transportation   CSX Corp.                                       70,000    3,185,000      4.46
                 Richmond-based holding company for
                 transportation and natural resources with
                 railroad, trucking, pipeline, and ocean
                 shipping units.

Utilities        Columbia Energy Group                           15,000      834,375      1.17
                 Reston, Virginia-based utility holding
                 company engaged in all phases of the
                 natural gas business.

                 Roanoke Gas Co.                                 20,000      410,000       .57
                 Roanoke, Virginia-based public service
                 company primarily in the retail distribution
                 and sale of natural gas and propane.
                 TOTAL                                                     1,244,375      1.74

Wholesale Food   Richfood Holdings, Inc.                        140,000    2,896,250      4.05
Services         Virginia-based wholesale supplier to and
                 operator of grocery retailers in the region.

                 Stocks in initial period of acquisition                    123,750        .17

                 TOTAL INVESTMENT SECURITIES
                 (cost: $20,564,003)                                      69,020,973     96.62

                 Repurchase Agreement:
                   Donaldson, Lufkin & Jenrette Securities
                   Corporation                                             2,463,000      3.45
                   5.00%, issued 6/30/98, $2,463,342
                   including interest, due 7/1/98 (collateral-
                   ized by $9,604,000 United States Treasury
                   Strip Interest, due 11/15/21)

                 Payables over cash and receivables                         (49,238)      (.07)

                 NET ASSETS                                              $71,434,735    100.00%

<F1> Securities listed are common stocks unless otherwise indicated.

<F2>Indicates security which has not paid dividends during the preceding twelve months.

See Notes to Financial Statements


Statement of Assets and Liabilities
as of June 30, 1998 (Unaudited)


Assets       Investment in securities,
               at market (cost: $20,564,003)       $69,020,973
             Repurchase agreement,
               (cost: $2,463,000)                    2,463,000
             Cash                                                    12,827
             Dividends and interest receivable           2,192
             Receivable for Fund's shares sold          56,120
             Other assets                               11,143  $71,566,255


Liabilities  Payable for adviser and mgt. Services      41,398
             Payable for distribution plan              35,392
             Payable for Fund's shares repurchased      25,648
             Accounts payable and accrued expenses      29,082      131,520

Net Assets   Capital stock ($.01 par value,
               2,444,393 shares outstanding,
               25,000,000 authorized)                   24,444
             Paid-in capital                        20,229,839
             Undistributed investment income            14,872
             Undistributed realized capital gains    2,708,610
             Unrealized gains                       48,456,970  $71,434,735


             Net asset value per share                               $29.22

See Notes to Financial Statements

 Statement of Operations

For the six-months ended June 30, 1998  (Unaudited)

Investment Income
             Income:
               Dividends                           $   448,813
               Interest                                 53,811 $    502,624

             Expenses:
               Investment advisory fee                 126,699
               Business management fee                 116,196
               Distribution fee                         83,575
               Transfer agency fee and expenses         28,243
               Auditing and legal fees                  20,257
               Custodian fee and expenses               18,585
               Directors' fees                           4,800
               Postage, stationery and supplies          2,460
               Reports to shareholders                  7,566
               Registration and prospectus expense       8,240
               Other                                      965      417,586
                 Net investment income                               85,038

Realized and Unrealized Gain on Investments
             Net realized gain on equities,
               identified cost basis                 2,659,364
             Net change in unrealized gain           4,834,987
               Net realized and change in
                 unrealized gain on investments                   7,494,351


             Net increase in net assets resulting from operations    $7,579,389

See Notes to Financial Statements


 Statement of Changes in Net Assets

                                                  Six Months
                                                     Ended       Year Ended
                                                 June 30, 1998  December 31,
                                                  (Unaudited)        1997

Increase in Net Assets
  Operations:
    Net investment income                          $    85,038  $   187,307
    Net realized gain on equity investments          2,659,364    2,545,592
    Net change in unrealized gain on investments     4,834,987   14,214,092
      Net increase  in net assets
      resulting from operations                      7,579,389   16,946,991

  Dividends and Distributions Paid to Shareholders:
    Dividends from net investment income              (73,238)    (194,029)
    Distributions from net realized gains                    -  (2,495,778)

      Total                                           (73,238)  (2,689,807)
  Capital Stock Transactions:
    Net increase (decrease) in net assets resulting
      from capital stock transactions                2,279,528  (1,409,588)
  Total increase in net assets                       9,785,679   12,847,596

  Net Assets:
    Beginning of period                             61,649,056   48,801,460
    End of period                                  $71,434,735  $61,649,056


See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period

                                        Six Months
                                           Ended
                                       June 30, 1998For the year ended December 31,
                                        (Unaudited)   1997       1996       1995     1994     1993


Net asset value, beginning of period      $26.09     $20.00     $18.19     $13.32   $15.37   $14.16

Income from investment operations:
  Net investment income                      .04        .09        .07        .14      .18      .14
  Net realized and unrealized
    gain (loss) on investments              3.12       7.20       2.60       5.72    (1.61)    1.63
    Total from investment operations        3.16       7.29       2.67       5.86    (1.43)    1.77

Less Distributions:
  Dividends (from net investment
    income)                                 (.03)      (.09)      (.07)      (.14)   ( .18)    (.14)
  Distributions (from capital gains)        -         (1.11)      (.79)      (.85)    (.44)    (.42)
    Total distributions                     (.03)     (1.20)      (.86)      (.99)    (.62)    (.56)

Net asset value, end of period            $29.22     $26.09     $20.00     $18.19   $13.32   $15.37

Total return<F1>                           12.11%     36.56%     14.65%     44.25%   (9.32%)  12.52%

Ratios/supplemental data:
  Net assets, end of period
      (in thousands)                     $71,435    $61,649    $48,801    $45,397  $33,715  $39,990
  Ratio of expenses to average
    net assets                              1.23%<F2>  1.25%      1.42%      1.46%    1.50%    1.55%
  Ratio of net income to average
    net assets                               .25%<F2>   .35%       .35%       .87%    1.20%     .87%
  Average commissions paid<F3>              6.93cents  6.55cents  6.96cents
  Portfolio turnover rate                  14.14%<F2> 13.03%     24.20%     25.65%   13.34%   13.52%

<F1> Excludes maximum sales charge of 5.75% of the Fund's offering price.
<F2> Annualized
<F3> Brokerage commissions paid on portfolio transactions increase the cost of securities being purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.


See Notes to Financial Statements

Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. Washington Investment Advisers, Inc. ("WIA") is the Fund's investment adviser (the "Investment Adviser"). Washington Management Corporation ("WMC") is the Fund's business manager (the "Business Manager"). The Investment Adviser and the Business Manager are wholly-owned subsidiaries of The Johnston-Lemon Group, Incorporated. Vista Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

Premiums received for covered call options written are deferred until the contract expires or is closed. Such premiums are valued at the last sales price of the option or, in the absence of a sale, the mean between the last reliable bid and ask price.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $18,585 includes $955 that was paid by these credits rather than in cash.

Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2 - Investment Adviser and Business Management Fees and Other Transactions with Affiliates

WIA was paid a fee of $126,699 for investment management services. The Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's net assets up to $100,000,000, decreasing to 0.35% on the net assets in excess of $100,000,000. WMC was paid a fee of $116,196 for business management services. The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager.

Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $89,916 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and hence are not reflected in the accompanying Statement of Operations.

All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.

Note 3 - Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $6,628,607 and sales of $4,676,881 during the six months ended June 30, 1998. Net unrealized gains at June 30, 1998 included unrealized gains of $48,661,101 and unrealized losses of $204,131.
The Fund held no option contracts at January 1, 1998 and did not engage in any option transactions during the six months ended June 30, 1998.

Note 4 - Capital Stock Transactions
Transactions in capital stock were:
                                     For the             For the
                                Six Months Ended       Year Ended
                                  June 30, 1998     December 31, 1997
                                   In shares:

Shares sold                         149,200              93,946
Shares issued in reinvestment
  of dividends                        2,349             95,256
Total shares issued                 151,549             189,202
Shares redeemed                    (69,619)           (266,908)
Net increase (decrease)              81,930            (77,706)

  In dollars:
Shares sold                      $4,175,273          $2,328,468
Shares issued in reivestment
  of dividends                       67,008           2,432,163
Total shares issued               4,242,281           4,760,631
Shares redeemed                 (1,962,753)         (6,170,219)
Net increase (decrease)          $2,279,528        $(1,409,588)


(logo)

THE
GROWTH FUND
OF WASHINGTON

Board of Directors

James H. Lemon, Jr.
Chairman
Chairman of the Board and
Chief Executive Officer,
The Johnston-Lemon Group, Incorporated

Harry J. Lister
President
President, Washington Management Corporation

Cyrus A. Ansary
President, Investment Services International Company

T. Eugene Smith
President,
T. Eugene Smith Inc.

Leonard P. Steuart, II
Vice President,
Steuart Investment Co.

Margita E. White
President, Association for Maximum Service Television Inc.

Officers

Stephen Hartwell
Executive Vice President
Chairman of the Board,
Washington Management Corporation

Howard L. Kitzmiller
Senior Vice President,
Secretary and Treasurer
Senior Vice President,
Secretary and Assistant Treasurer,
Washington Management Corporation

Prabha S. Carpenter
Senior Vice President
Vice President, Washington Investment Advisers, Inc.

Lois A. Erhard
Vice President
Vice President, Washington Management Corporation

Michael W. Stockton
Assistant Vice President, Assistant Secretary, and Assistant Treasurer
Assistant Vice President,
Assistant Secretary and Assistant Treasurer,
Washington Management Corporation

J. Lanier Frank
Assistant Vice President
Assistant Vice President,
Washington Management Corporation

(Logo)
CHASE VISTA FUNDS

Chase Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392
1-800-34-VISTA

Office of the Fund and Business Manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665
Investment Adviser

Washington Investment
Advisers, Inc.

Custodian

The Chase Manhattan
Bank

Transfer Agent
DST Systems, Inc.

Distributor

Vista Fund
Distributors, Inc.

Independent
Accountants

Johnson Lambert & Co.

Counsel

Dechert Price & Rhoads


This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 1998, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.

Vista Fund Distributors, Inc. is unaffiliated with The Chase Manhattan
Bank.

GFW-3-698



The Growth Fund of Washington, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005



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